EXHIBIT 99.1

Support.com Reports Third Quarter 2015 Financial Results

Redwood City, CA – October 28, 2015 – Support.com, Inc. (NASDAQ: SPRT), makers of cloud-based Nexus® software for Support Interaction Optimization (SIO) and a leading provider of tech support and turnkey support center services, today reported unaudited financial results for its third quarter ended September 30, 2015.

“We are pleased with the progress made this quarter in growing our client base and diversifying our services programs,” said CEO Elizabeth Cholawsky.  “We have broadened and deepened our existing customer relationships by helping companies find new ways to grow their technical support programs, including Internet of Things offerings.  At the same time, we’ve significantly enhanced our Nexus SaaS offering with the launch of self-service capabilities. Customer interest in Nexus is strong, and we saw steady growth in seat licenses and the number of customer sessions.”

“While the current quarter will be impacted by the pre-revenue costs of preparing our team to provide subscription-based tech support for a large North American service provider, we expect this program to be fully ramped by the end of the first quarter of 2016.”

Q3 2015 Financial Summary

For the third quarter of 2015, total revenue was $17.9 million compared to $22.2 million in the third quarter of 2014 and $20.6 million in the second quarter of 2015.

On a non-GAAP basis, loss from continuing operations for the third quarter of 2015 was $(2.9) million, or $(0.05) per share, compared to income of $1.1 million, or $0.02 per share in the third quarter of 2014 and a loss of $(1.6) million, or $(0.03) per share, in the second quarter of 2015.

On a GAAP basis, loss from continuing operations for the third quarter of 2015 was $(3.9) million, or $(0.07) per share, compared to $(95,000), or $(0.00) per share, in the third quarter of 2014 and $(15.6) million or $(0.29) per share, in the second quarter of 2015.  The second quarter of 2015 included a one-time non-cash goodwill impairment charge of $14.2 million and an associated tax benefit of $1.3 million.

Non-GAAP income (loss) from continuing operations excludes stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items, charges for uncertain tax positions, and tax expense (benefit) associated with acquired goodwill. Collectively, these items impacted income (loss) from continuing operations by $1.0 million in the third quarter of 2015, $1.2 million in the third quarter of 2014 and $14.0 million in the second quarter of 2015. A reconciliation of GAAP to non-GAAP results is presented in the tables below.

Balance Sheet Information

At September 30, 2015, cash, cash equivalents and investments were $68.4 million, compared to $71.8 million at June 30, 2015.

Recent Company Highlights

•	Subscription-based tech support contract signed with a large North American service provider, with full ramp expected to be completed by the end of Q1 2016.
•	Announced the release of Embeddable Nexus® Self-Support cloud application at the ICMI Contact Center Demo & Conference in Las Vegas.
•	Nexus grew more than 40 percent in both active agent users and in number of customer sessions.
•	Nexus seats more than doubled quarter over quarter, and Nexus is on a path to meet the Company’s 2015 year-end goals of 1,300 to 1,700 seats and $1 million in annual recurring revenue.

Support.com will host a conference call discussing the Company’s third quarter 2015 results on Wednesday, October 28, 2015, starting at 4:30 p.m. EDT (1:30 p.m. PDT). The live call may be accessed by dialing +1.855.296.9613 (domestic), or +1.920.663.6269 (international), using passcode 57723721. A live audio webcast and replay of the call will be available at the Investor Relations section of the Support.com website at http://corp.support.com/about-us/investor-relations/investor-webinars-events.

About Support.com

Support.com, Inc. (NASDAQ:SPRT) is the leading provider of cloud-based software (Nexus®) and services to deliver next-generation technical support. Support.com helps leading brands in software, electronics, communications, retail, Internet of Things (IoT) and other connected technology industries deepen their customer relationships. Customers want technology that works the way it’s intended. By using Support.com software and services, companies can deliver a fantastic customer experience, leading to happier customers, a stronger brand and growing revenues.

For more information, please visit www.support.com or follow us @support_com.
Support.com, Inc. is an Equal Opportunity Employer. For more information, visit http://corp.support.com/about-us/careers.

© 2015 Support.com, Inc. All rights reserved. Support.com, the Support.com logo and Nexus are trademarks or registered trademarks of Support.com, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Safe Harbor Statement

This press release contains “forward-looking statements” as defined under the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbors created by such laws. Forward-looking statements include, for example, all statements relating to expected financial performance (including without limitation statements involving growth and projections of revenue, margin, income (loss) from continuing operations, income (loss) per share from continuing operations, cash usage or generation, cash balance, capital structure and other financial items); the plans and objectives of management for future operations, customer relationships, products, services or investments; personnel matters; and future performance in economic and other terms. Such forward-looking statements are based on current expectations that involve a number of uncertainties and risks that may cause actual events or results to differ materially from those indicated by such forward-looking statements, including, among others, our ability to retain and grow major programs, our ability to expand and diversify our customer base, our ability to market and sell our Nexus software-as-a-service (SaaS) offering, our ability to maintain and grow revenue, our ability to successfully develop new products and services, our ability to manage our workforce, our ability to operate in markets that are subject to extensive regulations, such as support for home security systems, and our ability to control expenses and achieve desired margins. These and other risks may be detailed from time to time in Support.com’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its latest Annual Report on Form 10-K and its latest Quarterly Report on Form 10-Q, copies of which may be obtained from www.sec.gov. Support.com assumes no obligation to update its forward-looking statements, except as may otherwise be required by the federal securities laws.

Disclosure Regarding Non-GAAP Financial Measures

Support.com excludes stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items, charges for uncertain tax positions and tax expense (benefit) associated with acquired goodwill from its GAAP results, in order to determine the non-GAAP financial measures of income (loss) from continuing operations and income (loss) from continuing operations per share, as described in A through G below. We believe that the non-GAAP measures, when viewed in addition to and not in lieu of our reported GAAP results, assist investors in understanding our results of operations.

A. Stock-based compensation expense. Management excludes stock-based compensation expense when evaluating its performance from period to period because such expenses do not require cash settlement and because such expenses are not used by management to assess the performance of the Company’s business. Stock-based compensation expense was $735,000 in the third quarter of 2015, compared to $803,000 in the third quarter of 2014 and $783,000 in the second quarter of 2015.

B. Amortization of intangible assets and other. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition-related intangible asset amortization and related charges when evaluating its operating performance. Amortization of intangible assets and other was $267,000 in the third quarter of 2015, compared to $273,000 in the third quarter of 2014 and $267,000 in the second quarter of 2015.

C. Restructuring and impairment charges. Management excludes restructuring and impairment charges when evaluating its operating performance because the Company does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company’s operating performance. Goodwill impairment charge was zero in the third quarter of 2015 and the third quarter of 2014 and $14.2 million in the second quarter of 2015.

D. Acquisition expense. The Company does not acquire businesses on a predictable cycle; therefore management excludes acquisition expenses such as legal fees and advisory fees when evaluating ongoing operating performance. Acquisition expense was zero in the third quarter of 2015, the third quarter of 2014 and the second quarter of 2015.

E. Other non-recurring items. Management excludes non-recurring items, which generally do not require cash settlement, when evaluating its operating performance because the Company does not incur such expenses or obtain such benefits on a predictable basis and exclusion of such expenses or benefits enables more consistent evaluation of the Company’s operating performance. Other non-recurring items resulted in no expense or benefit in the third quarter of 2015, no expense or benefit in the third quarter of 2014 and no expense or benefit the second quarter of 2015.

F. Charges for uncertain tax positions. The Company excludes charges for uncertain tax positions because excluding such charges enables more consistent evaluation of the Company’s operating performance. Charges for uncertain tax positions were zero in the third quarter of 2015, the third quarter of 2014 and the second quarter of 2015.

G. Tax expense (benefit) associated with acquired goodwill. The Company does not amortize goodwill in its consolidated financial statements. Goodwill created through Asset Purchase Agreement transactions is amortizable for tax purposes and a deferred tax liability is recorded as the tax deduction is realized. The deferred tax liability will not be reversed unless and until the goodwill is disposed of or impaired. The Company excludes the tax expense (benefit) associated with acquired goodwill when evaluating its operating performance because the Company does not acquire businesses on a predictable cycle and excluding such expense (benefit) enables more consistent evaluation of the Company’s operating performance. Tax expense (benefit) associated with acquired goodwill was zero in the third quarter of 2015, compared to expense of $77,000 in the third quarter of 2014 and a benefit of $1.3 million in the second quarter of 2015.

The Company believes that non-GAAP financial measures have significant limitations in that they do not reflect all of the amounts associated with the Company’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the items indicated above from the non-GAAP financial measures presented does not indicate an expectation by management that such items will not be incurred in subsequent periods.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30,	December 31,
	2015 (1)	2014 (2)

Assets
Current assets:
Cash, cash equivalents and short-term investments	$68,407	$73,793
Accounts receivable, net	11,208	14,627
Prepaid expenses and other current assets	1,684	1,403
Total current assets	81,299	89,823
Property and equipment, net	1,437	417
Goodwill	-	14,240
Intangible assets, net	1,561	2,363
Other assets	1,033	1,144

Total assets	$85,330	$107,987

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued compensation	$2,549	$4,417
Other accrued liabilities	4,026	3,029
Short-term deferred revenue	2,071	2,619
Total current liabilities	8,646	10,065
Long-term deferred revenue	69	72
Other long-term liabilities	713	2,129
Total liabilities	9,428	12,266

Stockholders' equity:
Common stock	5	5
Additional paid-in-capital	264,569	262,253
Treasury stock	(5,136)	(5,036)
Accumulated other comprehensive loss	(2,152)	(2,028)
Accumulated deficit	(181,384)	(159,473)
Total stockholders' equity	75,902	95,721

Total liabilities and stockholders' equity	$85,330	$107,987

Note 1: Amounts are subject to completion of managements customary closing and review procedures.

Note 2: Derived from audited consolidated financial statements for the year ended December 31, 2014.

SUPPORT.COM, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015 (1)	September 30, 2014	September 30, 2015 (1)	September 30, 2014

Revenue:
Services (3)	$16,563	$20,844	$57,733	$56,639
Software and other (3)	1,302	1,387	3,889	4,382
Total revenue	17,865	22,231	61,622	61,021

Cost of revenue:
Cost of services (4)	14,357	16,020	48,555	43,513
Cost of software and other (4)	128	189	409	656
Total cost of revenue	14,485	16,209	48,964	44,169
Gross profit	3,380	6,022	12,658	16,852
Operating expenses:

Research and development (4)	1,790	1,203	5,244	3,614
Sales and marketing (4)	2,195	1,782	6,492	5,022
General and administrative (4)	3,047	2,808	9,183	8,450
Amortization of intangible assets and other	267	273	802	818
Goodwill impairment	-	-	14,240	-
Total operating expenses	7,299	6,066	35,961	17,904

Loss from operations	(3,919)	(44)	(23,303)	(1,052)

Interest income and other, net	113	77	319	217

Loss from continuing operations, before income taxes	(3,806)	33	(22,984)	(835)

Income tax provision (benefit)	60	128	(1,041)	385

Loss from continuing operations, after income taxes	(3,866)	(95)	(21,943)	(1,220)

Income (loss) from discontinued operations, net of income taxes	(5)	(6)	32	(18)

Net loss	$(3,871)	$(101)	$(21,911)	$(1,238)

Loss from continuing operations, after income taxes
Basic	$(0.07)	$(0.00)	$(0.40)	$(0.02)
Diluted	$(0.07)	$(0.00)	$(0.40)	$(0.02)

Income (loss) from discontinued operations, net of income taxes
Basic	$(0.00)	$(0.00)	$0.00	$(0.00)
Diluted	$(0.00)	$(0.00)	$0.00	$(0.00)

Shares used in computing per share amounts:
Basic	54,637	54,028	54,465	53,716
Diluted	54,637	54,028	54,465	53,716

Note 3: In the third quarter of 2014, fees from Nexus software-as-a-service solution were reclassified from Software and other revenue to Services revenue. Therefore, certain amounts previously reported in fiscal year 2014 have been reclassified to conform to the current periods presentation. Cost associated with the Nexus software-as-a-service solution was immaterial and therefore it was not reclassified from Cost of software and other to Cost of services. These reclassifications have no impact on previously reported total revenue, net loss, and cash flows.

Note 4: Includes stock-based compensation expense, restructuring and impairment charges, acquisition expense and other non-recurring items, as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2015 (1)	September 30, 2014	September 30, 2015 (1)	September 30, 2014
Cost of revenue:
Cost of services	$62	$75	$187	$357
Cost of software and other	2	4	8	10
Operating expenses:
Research and development	156	145	442	308
Sales and marketing	110	122	276	293
General and administrative	405	457	1,316	1,239
Total	$735	$803	$2,229	$2,207

SUPPORT.COM, INC.
RECONCILIATION OF GAAP FINANCIAL RESULTS TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

GAAP cost of revenue	$14,485	$16,209	$48,964	$44,169
Stock-based compensation expense (Cost of revenue portion only)	(64)	(79)	(195)	(217)
Other non-recurring items (Cost of revenue portion only)	-	-	-	(150)
Non-GAAP cost of revenue	$14,421	$16,130	$48,769	$43,802

GAAP operating expenses	$7,299	$6,066	$35,961	$17,904
Stock-based compensation expense (Excl. cost of revenue portion)	(671)	(724)	(2,034)	(1,840)
Amortization of intangible assets and other	(267)	(273)	(802)	(818)
Restructuring and impairment charges	-	-	(14,240)	-
Non-GAAP operating expenses	$6,361	$5,069	$18,885	$15,246

GAAP income tax provision (benefit)	$60	$128	$(1,041)	$385
Tax expense (benefit) associated with acquired goodwill	-	(77)	1,204	(219)
Non-GAAP income tax provision	$60	$51	$163	$166

GAAP loss from continuing operations, after income taxes	$(3,866)	$(95)	$(21,943)	$(1,220)
Stock-based compensation expense	735	803	2,229	2,057
Amortization of intangible assets and other	267	273	802	818
Tax expense (benefit) associated with acquired goodwill	-	77	(1,204)	219
Other non-recurring items	-	-	-	150
Restructuring and impairment charges	-	-	14,240	-
Total impact of Non-GAAP exclusions	1,002	1,153	16,067	3,244
Non-GAAP income (loss) from continuing operations, after income taxes	$(2,864)	$1,058	$(5,876)	$2,024

Loss from continuing operations, after income taxes
Basic - GAAP	$(0.07)	$(0.00)	$(0.40)	$(0.02)
Basic - Non-GAAP	$(0.05)	$0.02	$(0.11)	$0.04

Diluted - GAAP	$(0.07)	$(0.00)	$(0.40)	$(0.02)
Diluted - Non-GAAP	$(0.05)	$0.02	$(0.11)	$0.04
Shares used in computing per share amounts (GAAP)
Basic	54,637	54,028	54,465	53,716
Diluted	54,637	54,028	54,465	53,716
Shares used in computing per share amounts (Non-GAAP)
Basic	54,637	54,028	54,465	53,716
Diluted	54,637	54,159	54,465	53,937

The adjustments above reconcile the Company's GAAP financial results to the non-GAAP financial measures used by the Company. The Company's non-GAAP financial measures exclude stock-based compensation expense, amortization of intangible assets and other, restructuring and impairment charges, acquisition expense, other non-recurring items and tax expense (benefit) associated with acquired goodwill. The Company believes that presentation of these non-GAAP items provides meaningful supplemental information to investors, when viewed in conjunction with, and not in lieu of, the Company's GAAP results. However, the non-GAAP financial measures have not been prepared under a comprehensive set of accounting rules or principles. Non-GAAP information should not be considered in isolation from, or as a substitute for, information prepared in accordance with GAAP. Moreover, there are material limitations associated with the use of non-GAAP financial measures.  See the text of this press release for more information on non-GAAP financial measures.

2015 Amounts are subject to completion of managements customary closing and review procedures.

Contact Information:

Investor Contact
Carolyn Bass and Ed Keaney
Market Street Partners
(415) 445-3232 and (415) 445-3238
sprt@marketstreetpartners.com